[DYCOM INDUSTRIES, INC. LETTERHEAD] [GRAPHIC OMITTED]




                                  NEWS RELEASE
                                  ------------

FOR IMMEDIATE RELEASE         Contact:  Steven E. Nielsen, President and CEO
                                        Richard L. Dunn, Senior Vice President
                                        and CFO
                                        (561) 627-7171

Palm Beach Gardens, Florida                                    November 22, 2004

         DYCOM ANNOUNCES FISCAL 2005 FIRST QUARTER EARNINGS AND PROVIDES
                 GUIDANCE FOR THE SECOND QUARTER OF FISCAL 2005


Palm Beach Gardens, Florida, November 22, 2004--Dycom Industries, Inc. (NYSE
Symbol: "DY") announced its results today for the first quarter ended October 30, 2004. The Company reported net income for the quarter ended October 30, 2004 of $15.6 million, or $0.32 per common share diluted, versus net income for the quarter ended October 25, 2003 of $13.9 million, or $0.29 per common share diluted. Total contract revenues for the quarter ended October 30, 2004 were $263.2 million compared to total contract revenues of $196.0 million for the quarter ended October 25, 2003, an increase of 34.3%.

Dycom also announced its outlook for the second quarter of fiscal 2005. The Company currently expects revenue for the second quarter of fiscal 2005 to range from $200 million to $220 million and diluted earnings per share to range from $0.14 to $0.19.

A Tele-Conference call to review the Company's results and address its outlook will be hosted at 9:00 a.m. (ET), Tuesday, November 23, 2004; Call 877-209-0397 (United States) or 612-332-0634 (International) and request "Dycom Earnings" conference call. A live webcast of the conference call will be available at http://www.dycomind.com. If you are unable to attend the conference call at the scheduled time, a replay of the live webcast will also be available at http://www.dycomind.com until Thursday, December 23, 2004.

Dycom is a leading provider of engineering, construction, and maintenance services to telecommunication providers throughout the United States. Additionally, the Company provides similar services related to the installation of integrated voice, data, and video local and wide area networks within office buildings and similar structures. Dycom also provides underground utility locating and mapping and electric utility construction services.

This press release contains forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act. Such statements include, but are not limited to, the Company's expectations for revenues and earnings per share. These statements are based on management's current expectations, estimates and projections. Forward-looking statements are subject to risks and uncertainties that may cause actual results in the future to differ materially from the results projected or implied in any forward-looking statements contained in this press release. Such risks and uncertainties include: business and economic conditions in the telecommunications industry affecting our customers, the adequacy of our insurance and other reserves and allowances for doubtful accounts, whether the carrying value of our assets may be impaired, whether recent acquisitions can be efficiently integrated into our existing operations, the impact of any future acquisitions, the anticipated outcome of other contingent events, including litigation, liquidity needs and the availability of financing, as well as other risks detailed in our filings with the Securities and Exchange Commission.

NYSE: "DY"

DYCOM INDUSTRIES, INC AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
October 30, 2004 and July 31, 2004
Unaudited

                                                                   October 30,              July 31,
($ in 000's)                                                          2004                    2004
                                                                   -----------              --------
ASSETS
Current Assets:
Cash and equivalents                                              $     37,480           $     51,393
Accounts receivable, net                                               158,600                131,927
Costs and estimated earnings in excess of billings                      64,138                 58,175
Deferred tax assets, net                                                13,006                 11,923
Income tax receivable                                                        -                  6,988
Inventories                                                              6,247                  5,353
Other current assets                                                    14,215                 10,275
                                                                  ------------           ------------

Total current assets                                                   293,686                276,034

Property and equipment, net                                            101,979                100,353
Intangible assets, net                                                 259,736                259,319
Deferred tax assets, net non-current                                     2,927                  5,561
Other                                                                    9,813                 10,568
                                                                  ------------           ------------

Total                                                             $    668,141           $    651,835
                                                                  ============           ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable                                                  $     36,647           $     34,348
Notes and capital leases payable                                         3,812                  4,163
Billings in excess of costs and estimated earnings                         361                    142
Accrued self-insured claims                                             26,750                 22,297
Income taxes payable                                                     1,594                      -
Other accrued liabilities                                               34,281                 41,528
                                                                  ------------           ------------

Total current liabilities                                              103,445                102,478

Notes and capital leases payable                                         6,292                  7,094
Accrued self-insured claims                                             22,050                 22,473
Other liabilities                                                          744                    829

Stockholders' Equity                                                   535,610                518,961
                                                                  ------------           ------------

Total                                                             $    668,141           $    651,835
                                                                  ============           ============

NYSE: "DY"

DYCOM INDUSTRIES. INC AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited

                                                                 Three Months            Three Months
                                                                     Ended                  Ended
                                                                  October 30,            October 25,
(In 000's, except Earnings per share)                                2004                    2003
                                                                  -----------            -----------
Contract revenues earned                                          $   263,166            $   196,021

Cost of earned revenues, excluding depreciation                       208,670                147,050
General and administrative                                             17,982                 17,508
Depreciation and amortization                                          11,265                  9,334
                                                                  -----------            -----------

Total costs and expenses                                              237,917                173,892
                                                                  -----------            -----------

Interest (expense)/income, net                                            (46)                   318
Other income, net                                                         594                    846
                                                                  -----------            -----------

Income before income taxes                                             25,797                 23,293

Provision for income taxes                                             10,176                  9,366
                                                                  -----------            -----------

Net income                                                        $    15,621            $    13,927
                                                                  ===========            ===========
Earnings per common share:

Basic earnings per share                                          $      0.32            $      0.29
                                                                  ===========            ===========

Diluted earnings per share                                        $      0.32            $      0.29
                                                                  ===========            ===========

Shares used in computing earnings per common share:
  Basic                                                                48,604                 48,029
                                                                  ===========            ===========

  Diluted                                                              49,170                 48,486
                                                                  ===========            ===========